EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Telegen Corporation (the "Company") on Form 10-QSB for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Richard Herring, Chief Executive Officer and Principal Executive Officer, and Matthew DeVries, Chief Financial Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TELEGEN CORPORATION

Date: December 22, 2006	/s/ Richard Herring
Richard Herring
Chief Executive Officer
(Principal Executive Officer)

Date: December 22, 2006	/s/ Matthew DeVries
Matthew DeVries
Chief Financial Officer
(Principal Financial Officer)